UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2014

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Corporation	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 29, 2014, Windstream Holdings, Inc. (Windstream) issued a press release announcing plans to spinoff certain telecommunications network assets into an independent, publicly traded real estate investment trust (REIT). In addition, also on July 29, 2014, Windstream will make a presentation to investors and analysts with respect to the spinoff plans and make a fact sheet available to investors and analysts with respect to the spinoff plans. A copy of the press release is attached hereto as Exhibit 99.1, a copy of the investor presentation is attached hereto as Exhibit 99.2, and a copy of the fact sheet is attached hereto as Exhibit 99.3.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement filed by Windstream under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the expected benefits of the transaction, the expected financial attributes of the new Windstream and the REIT including the initial rent amount, the pro forma dividend and leverage ratio for each company, and the illustrative trading multiples and values for each company. Such statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in Windstream’s forward-looking statements include, among others:

•
risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Windstream (post-spin) and the new REIT to conduct and expand their respective businesses following the proposed spinoff, and the diversion of management’s attention from regular business concerns;

•	our ability to receive, or delays in obtaining, the regulatory approvals required to complete the spinoff; and

•
those additional factors under "Risk Factors" in Item 1A of Part I of Windstream’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings with the Securities and Exchange Commission at www.sec.gov.

In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in other filings by Windstream with the Securities and Exchange Commission at www.sec.gov.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated July 29, 2014
99.2	Investor Presentation
99.3	Fact Sheet

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher	By:	/s/ John P. Fletcher
Name:	John P. Fletcher	Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel	Title:	Executive Vice President and General Counsel

Dated: July 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 29, 2014
99.2	Investor Presentation
99.3	Fact Sheet